EXHIBIT 99.1

Safe Harbor for Forward-Looking Statements

A number of statements being made today will be forward-looking in nature. Such statements are only predictions, and actual events or results may differ materially as a result of risks we face, including those discussed in our SEC filings. We encourage you to review the summary of these risks contained in Item 1A to our most recently amended Registration Statement on Form 10, as filed with the SEC on April 25, 2011. The Company does not assume any obligation to revise or update these forward-looking statements to reflect subsequent events or circumstances.

Information conveyed to the public today contains "forward looking statements" within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact may be forward looking statements. Forward looking statements are based on expectations, estimates, and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Forward looking statements in this action may be identified through use of words such as projects, "foresee," "expects," "will," "anticipates," "estimates," "believes," "understands," or that by statements indicating certain actions may, "could," or "might" occur. Please understand there is no guarantee past performance will be indicative of future results.

Not a Broker/Dealer or Financial Advisor

Sino Agro Food, Inc. is neither a Registered Broker/Dealer nor a Financial Advisor, nor does it hold itself out to be a Registered Broker/Dealer or Financial Advisor. All material and information conveyed in this presentation, on the Company's website or other media is not to be regarded as investment advice and is only for informative purposes. Conference participants should verify all claims and conduct their own due diligence before investing in Sino Agro Food, Inc. Investing in small-cap, micro cap and penny stock securities is speculative and carries a high degree of risk.

No Offer of Securities

None of the information featured in this presentation constitutes an offer or solicitation to purchase or to sell any securities of Sino Agro Food, Inc.

PRESENTATION BROCHURE

(Re: Stockholm 29th and 30th May 2011)

Content	Page

Change in Perpective
2010 and 2011	1
2012 and 2013	2

The Targeted Performance	3

The Development and related financing plans (2011)	4 A, 4B

Franchising and marketing plans (2012 and 2013)	5,6,7

The Company Structure (2011 and onward)	8

The targeted and projected Dividend plan	9

The anticipated Stock Equity Changes	10

Pictures of the farms of the Company	13, 14

Sino Agro Food: Change in Perspective
Business Direction 2012: Concentrating efforts on production and developments of franchising, sales & Marketing

2012 Revenue Contribution
(2012 vs. 2011)
Revenue contribution (%)
Profit center
Consulting & Servicing (Fishery)
Fish/Prawns & Related Products via SZVCs
HU Flowers & Related Products
Asparagus & Related Products
Organic fertilizer
Livestock Feed
Beef
Mixed Fertilizer
Pasture feed
Beef
Beef & Lamb/Mutton
Beef
Consulting, Servicing & Management (Cattle Farm)
Intellectual Property fees (For Enzyme development)
Franchising Fees, Royalties & Management
Franchising Developments
Sales of produce and Products
Overall

2012 Contributionof GP & Revenue Growth
(2012 vs. 2011)
Contributional GP (%)
Revenue Growth (%)
Profit center
Fishery
HU Plantation
SJAP Hunangyuan
AP Lidi
AP Yeping Cattle and Sheep
Trading (Exports)
Technology
Franchising
Marketing outlets
Overall

									2012									
Composition	Fishery		HU Plantation		SJAP Hunangyuan			AP Lidl			AP Yeping Cattle and Sheep	Trading (Exports)	Technology		Franchising		Marketing outlets	Overall
Profit Center	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	
	Consulting & Servicing (fishery)	Fish/Prawns & Related Products via SZVCs	HU Flowers & Related Products	Asparagus & Related Products	Organic fertilizer	Livestock Feed	Beef	Mixed Fertilizer	Pasture feed	Beef	Beef & Lamb/Mutton	Beef	Consulting, Servicing & Management (Cattle Farm)	Intellectual Property fees (For Enzyme development)	Franchising Fees, Royalties & Management	Franchising Developments	Sales of produce and Products	
Revenue contribution (%)	12%	25%	2%	4%	2%	2%	6%	8%	0.11%	3%	5%	8%	2%	0.26%	2%	3%	16%	100%
Contributional GP (%)	51%		8%		7%			12%			2%	3%	5%		6%		5%	100%
Revenue Growth (%) (Year to Year)	127%		51%		199%			139%			400%	200%	41%		100%		100%	199%

2013 Contribution of GP & Revenue Growth
2013vs2012
Percentage (%) of GP
Profit center
Consulting & Servicing (Fishery)
Fish/Prawns & Related Products via SZVCs
HU Flowers & Related Products
Asparagus & Related Products
Organic fertilizer
Livestock Feed
Beef
Mixed Fertilizer
Pasture feed
Beef
Beef & Lamb/Mutton
Beef
Consulting, Servicing & Management (Cattle Farm)
Intellectual Property fees (Enzyme Development)
Franchising Fees, Royalties & Management
Franchising Developments
Sales of Produce and Related Products
Overall

2013 Revenue Contribution
Contribution of of GP (%)
Revenue Growth (%)
Profit center
Fishery
HU Plantation
SJAP Hunangyuan
AP Lidi
AP Yeping Cattle and Sheep
Trading (Exports)
Technology
Franchising
Marketing outlets
Overall
Business Direction 2013: Concentrating on publically listing some or all of our business segments on suitable exchanges

								We consolidating and mentaining a healthy growth rate with our 17 profit centers										
Composition	Fishery		HU Plantation		SJAP Hunangyuan			AP Lidl			AP Yeping Cattle and Sheep	Trading (Exports)	Technology		Franchising		Marketing outlets	Overall
Profit Center	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	
	Consulting & Servicing (Fishery)	Fish/Prawns & Related Products via SZVC's	HU Flowers & Related Products	Asparagus & Related Products	Organic fertilizer	Livestock Feed	Beef	Mixed Fertilizer	Pasture feed	Beef	Beef & Lamb/Mutton	Beef	Consulting, Servicing & Management (Cattle Farm)	Intellectual Property fees (Enzyme Development)	Franchising Fees, Royalties & Management	Franchising Developments	Sales of Produce and Related Products	
Percentage (%) of GP	9%	37%	1%	2%	1%	1%	6%	5%	0.07%	2%	5%	8%	1%	0.13%	1%	1%	16%	100%
Contribution of of GP (%)	46%		3%		6%			9%			2%	3%	4%		2%		3%	100%
Revenue Growth (%) (2013 vs 2012)	152%		16%		79%			49%			100%	110%	49%		9%		100%	101%

Business Direction 2013: Concentrating on publically listing some or all of our business segments on suitable exchanges Page 2

The Development and related financing plan (2011).

Cash Flow Projection of the Developments 2011
Out -flows
Operating farms in 2011 in unit of 32 APMs
New farms developments in units of 64 APMs

Cash Flow Projection of the Developments 2011
Out -flows
HU Plantation
Processing facilities for Asparagus
New Asparagus field developments
Additional HU flowers Field development
New & Additional Processing factory

Cash flow projection of the Developments 2011		Cost of EJV/Co Purchase	Development costs and capitals: Buildings and Construction &/or renovation	Purchasing of P&E	Field & Crop Cultivation	Land costs (LUR) Net of Government subsidies etc	Other associated costs & development	Working capital	Total
Out-flows									
Fishery									
New farms developments in units of	64 APMs	-	4,312,000	5,054,000	-	2,196,968	4,312,000	-	
Operating farms in 2011 in unit of	32 APMs	2,500,000	-	-	-	-	-	2,100,000	
		2,500,000	4,312,000	5,054,000	-	2,196,968	4,312,000	2,100,000	20,474,968

Cash flow projection of the Developments 2011		Cost of EJV/Co Purchase	Development costs and capitals: Buildings and Construction &/or renovation	Purchasing of P&E	Field & Crop Cultivation	Land costs (LUR) Net of Government subsidies etc	Other associated costs & development	Working capital	Total
HU Plantation									
New & Additional Processing factory		-	450,000	600,000	-	-	450,000	250,000	
Additional HU flowers Field development		-	-	-	200,000	-	-	-	
New Asparagus field developments		-	100,000	200,000	2,000,000	13,101,818	150,000	175,000	
Processing facilities for Asparagus		-	-	300,000	-	-	-	75,000	
		-	550,000	1,100,000	2,200,000	13,101,818	600,000	500,000	18,051,818

Cash Flow Projection of the Developments 2011
Out -flows
SIAP
Huangyuan
Share of increased registered capital to US$1 million
Expansion on fertilizer production
Expansion on Live-stock feed manufacturing
Cattle houses
Cost in obtaining land title on existing property of (170 Mu)
Essential internal infrastructure
Development of mash gas facilities
Development of Enzyme production factory

Cash Flow Projection of the Developments 2011
Out -flows
AP Unit
Mixed fertilizer factory
Pelletized pasture factory
Cattle farm
Purchase of young cattle

Cash flow projection of the Developments 2011	Cost of EJV/Co Purchase	Development costs and capitals: Buildings and Construction &/or renovation	Purchasing of P&E	Field & Crop Cultivation	Land costs (LUR) Net of Government subsidies etc	Other associated costs & development	Working capital	Total
SIAP Huangyuan								
Share of increased registered capital to US$1 million	1,775,000	-	-	-	-	-	-	
Expansion on fertilizer production	-	-	200,000	-	-	-	-	
Expansion on Live-stock feed manufacturing	-	-	450,000	-	-	-	-	
Cattle houses	-	340,435	320,000	-	-	-	212,121	
Cost in obtaining land title on existing property of (170	-	-	-	-	-	531,000	-	
Essential internal infrastructure	-	-	-	-	-	789,231	-	
Development of mash gas facilities	-	150,000	200,000	-	-	125,000	-	
Development of Enzyme production factory	-	300,000	350,000	-	-	250,000	-	
Purchase of young cattle	-	-	-	-	-	-	910,000	
	1,775,000	1,090,435	1,520,000	-	-	1,675,231	1,122,121	7,182,837

Cash flow projection of the Developments 2011	Cost of EJV/Co Purchase	Development costs and capitals: Buildings and Construction &/or renovation	Purchasing of P&E	Field & Crop Cultivation	Land costs (LUR) Net of Government subsidies etc	Other associated costs & development	Working capital	Total
AP Unit								
Mixed fertilizer factory	-	204,000	400,000	-	7,620,193	60,000	-	
Pelletized pasture factory	-	206,000	150,000	-		51,117	-	
Cattle farm	-	132,570	159,000	-	10,904,048	265,110	200,000	
Purchase of young cattle	-	-	-	-	-	-	404,065	
	-	543,121	717,000	-	18,476,241	326,227	604,065	20,971,304

Page 4 A

In flows : Proposed Financing of the Developments Page 4B

Cash Flow Projection of the Developments 2011
Proposed Financing of the Developments
In-flows (1)
4332000
250000
550000
192143.25
1144231
Building and Construction &/ or renovation
Purchasing of P & E
Land costs (LUR) Net of Government subsidies etc.
Other associated costs & development
Working capital
Funded (possible) by Government grants and sub-sidies
AP Linli
Funded by China Joint venture partners
SJAP Huangyuan
Fishery developments

Cash Flow Projection of the Developments 2011
40643607
10500000
2317443
Land costs (LUR) Net of Government subsidies etc.
Working capital
In-flows
SIAF's internally generated cash flows from
Sales proceeds received from the sales of HYT & ZX
Other continuing operations
Private placement of equity stocks
Long term and / or short term bank debts

Cash flow projection of the developments 2011	Cost of SJVCs Purchase	Development costs and capitals						Total
		Buildings and Construction & / or renovation	Purchasing of P & E	Field & Crop Cultivation	Land costs (LUR) Net of Government subsidies etc.	Other associated costs & development	Working capital	
In-flows (Proposed)								
Funded by China Joint venture partners								
Fishery developments	-	4,332,000	5,054,000	-	2,196,968	4,332,000	2,100,000	18,014,968
Funded (possible) by Government grants and sub-sidies								
SJAP Huangyuan	-	250,000	550,000	-	-	1,144,231	-	1,944,231
AP Linli	-	-	-	-	-	192,143	-	192,143
	-	250,000	550,000	-	-	1,336,374	-	2,136,374
SIAF's internally generated cash flows from								
Sales proceeds received from the sales of HYT & ZX	-	-	-	-	-2,196,968	-	47,196,968	45,000,000
Other continuing operations	-	-	-	-	-	-	2,317,443	2,317,443
Private placement of equity stocks	-	-	-	-	-	-	10,500,000	10,500,000
Long term and / or short term bank debts	-	-	-	-	-	-	2,500,000	2,500,000
	-	-	-	-	-2,196,968	-	62,514,411	60,317,443
Total in-flows	-	4,582,000	5,604,000	-	-	5,668,374	64,614,411	80,468,785

Financial Estimates on Franchise Development Page 5

Financial Estimates on Franchise Development (Base Rate)

12000000
10000000
8000000
6000000
4000000
2000000
0
240
12000000
1800000
230769
57962
153846
Unit (shops) 1
Average spending per capita US$ /Head /Year
Total spending per shop locality US$ /Year /Locality
Market share 0.15 US$ /Year
Construction Cost US$770 /m²
Construction premium paid by Franchisees 0.25
Note: 1.A verage spending per capital US $ /Head /Year US $: 240
2. Minimum area per shop m2: 300
3. Return of Investment of the Franchisee Months : 15

2012 Financial Estimates on Franchise Development

250000000
200000000
150000000
100000000
50000000
0
240
240000000
36000000
4615385
1153846
3076923
Unit (shops)20
Average spending per capita US$ /Head /Year
Total spending per shop locality US$ /Year /Locality
Market share 0.15 US$ /Year
Construction Cost US$770 /m²
Construction premium paid by Franchisees 0.25
Note: 1.A verage spending per capital US $ /Head /Year US $: 240
2. Minimum area per shop m2: 300
3. Return of Investment of the Franchisee Months : 15

Year	Units (Shops)	Population Base (Persons)	Average spending per capita US$ /Head /Year	Total spending per shop locality US$ /Year /Locality	Market share 15% US$ /Year	Minimum area per shop m²	Construction Cost US$770 /m²	Construction premium paid by Franchisees 25%	One-time Franchise Fee paid by Franchisees US$	Return on Investment for Franchisees (months)
Base Rate	1	50,000	240	12,000,000	1,800,000	300	230,769	57,962	153,846	15
2012	20	1,000,000	240	240,000,000	36,000,000	300	4,615,385	1,153,846	3,076,923	
2013	additional 20	2,000,000	240	480,000,000	72,000,000	300	4,615,385	1,153,846	3,076,923	

2013 Financial Estimates on Franchise Development

500000000
450000000
400000000
350000000
300000000
250000000
200000000
150000000
100000000
50000000
0
240
480000000
72000000
4615385
1153846
3076923
Unit (shops) additional 20
Average spending per capita US$ /Head /Year
Total spending per shop locality US$ /Year /Locality
Market share 0.15 US$ /Year
Construction Cost US$770 /m²
Construction premium paid by Franchisees 0.25
One-time Franchise Fee paid by Franchisees US$
Note: 1.A verage spending per capital US $ /Head /Year US $: 240
2. Minimum area per shop m2: 300
3. Return of Investment of the Franchisee Months : 15

Franchising & Marketings

Break-down of Franchisee Retail Sales by Product Line

1200000
1000000
800000
600000
400000
200000
0
1095000
365000
219000
146000
1500
15000
75000
60000
36500
29200
2012
Heads of Cattle
Heads of Sheep
KG of V.A Beef
KG of V.A Sheep
KG of Fish
KG of V.A Fish
KG of Prawns
KG of Dried HU Flowers
KG of Asparagus
KG of V.A Asparagus
Total US$

2012 Percent of Franchised shops' Sales

13%
4% 2%
2%
48%
14%
13%
1% 1%
35,087,231
Cattle
Sheep
V.A. Beef
V.A. Sheep
Fish
V.A. Fish
Prawns
Dried HU Flowers
Asparagus
V.A. Asparagus
Total Revenue US$

Break-down of Franchisee Retail Sales by Product Line

	Head		Kg		Kg		Kg	Kg	Kg	Kg	Total Revenue
	Cattle	Sheep	V.A. Beef	V.A. Sheep	Fish	V.A. Fish	Prawns	Dried HU Flowers	Asparagus	V.A. Asparagus	US$
2012	1,500	15,000	75,000	60,000	1,095,000	219,000	365,000	36,500	146,000	29,200	
RMB	30,000,000	9,000,000	4,500,000	3,600,000	109,500,000	32,850,000	29,200,000	3,285,000	4,380,000	1,752,000	228,067,000
Percent of Sales	13%	4%	2%	2%	48%	14%	13%	1%	2%	1%	35,087,231
2013	3,000	30,000	150,000	120,000	2,190,000	438,000	730,000	73,000	292,000	58,400	
RMB	60,000,000	18,000,000	9,000,000	7,200,000	219,000,000	65,700,000	58,400,000	6,570,000	8,760,000	3,504,000	456,134,000
Percent of Sales	13%	4%	2%	2%	48%	14%	13%	1%	2%	1%	70,174,462

Break-down of Franchisee Retail Sales by Product Line

2500000
2000000
1500000
1000000
500000
0
2190000
730000
438000
120000
150000
3000
30000
292000
73000
58400
2013
Heads of Cattles
Heads of Sheeps
KG of V.A Beef
KG of V.A Sheep
KG of Fish
KG of V.A Fish
KG of Prawns
KG of Dried HU Flowers
KG of aparagus
KG of V.A Asparagus
Total US$

2013 Percent of Farnchised Shops' Sales

13%
4%
2%
2%
48%
14%
13%
2% 1%
1%
70,174,462
Cattle
Sheep
V.A. Beef
V.A. Sheep
Fish
V.A. Fish
Prawns
Dried HU Flowers
Asparagus
V.A. Asparagus
Total Revenue US$

Page 7

Page 9

Projection on Dividend Payable

0.12
0.1
0.08
0.06
0.04
0.02
0
0.01
0.078
0.107
0.02
0.12
0.01
0.01
0.04
0.12
0.02 0.02
0.1
0.05 0.05
Paid in Cash
% of Earnings
unit declared
% of Earnings
Payable in Cash
Payable in Convertible notes
Dividend paid
for 2009
in 2010
US$/ share
Estimated and targeted Dividend
for 2010 to be paid
in 2011
US$/ share
for 2011 to be paid
in 2012
US$/ share
for 2012 to be paid
in 2013
US$/ share

			Dividend paid for 2009 in 2010	Estimated and targeted Dividend		
				for 2010 to be paid in 2011	for 2011 to be paid in 2012	for 2012 to be paid in 2013
			US$/ share	US$/ share	US$/ share	US$/ share
Dividend declared						
Paid in Cash			0.01			
% of Earnings			7.80%			
Proposed Dividend payable						
unit declared				0.02	0.04	0.10
% of Earnings				10.7%	12%	12%
Payable in Cash						
	Cash	and		0.01	0.02	0.05
Payable in	Convertible notes			0.01	0.02	0.05
				0.02	0.04	0.10

Note: ** 50% of the dividend payable will be paid in Convertible notes matured by 31.12.2013, at which time stockholders will have the option to convert them into shares or get pay in cash, and in the interim period, the Company will have the option to buy back the notes at 108%, 116% and 124% of its face value for holding period I, 2 and 3 years respectively

Projection of fully issued and outstanding shares Page 10

Projection of Fully Issued and Outstanding Shares
Types and corresponding number of shares issued
Common share issued & outstanding
Series A shares issued

Projection of Fully Issued and Outstanding Shares
Number of common stocks issued & outstanding
Diluted
Basic

	as at 31.12.2010	as at 31.12.2011	as at 31.12.2012	as at 31.12.2013
Common shares issued & outstanding	52,683,579	55,474,136	61,474,136	63,474,136
Series A shares issued	100	100	100	100
Series B shares issued	7,000,000	7,000,000	7,000,000	7,000,000
Proposed new common shares issued				
Debt extinguishment	9,690,145	3,000,000	-	-
Settlement of Proprietary technology	4,770,855	-	-	-
Private placements	-	7,000,000	-	-
Service award	519,559	1,000,000	2,000,000	3,000,000
Proposed Buy back shares				
Public OTCB	-	-2,000,000	-	-
Privately brought	-	-3,000,000	-	-
Other issuance or cancellation of shares				
Stock cancelled for issuance of series B	-7,000,000	-	-	-
Stock being voided	-5,190,002	-	-	-
Basic	55,474,136	61,474,136	63,474,136	65,474,136
Diluted	62,474,136	68,474,136	70,474,136	73,474,136
Total stockholder Equity	101,051,881	139,628,568	216,984,401	368,549,884

Projection of Fully Issued and Outstanding Shares
Proposed New Common shares issued
Series B shares issued
Debt extinguishment
Settlement of Proprietary technology
Private placements

Projection of Fully Issued and Outstanding Shares
Proposed Buy back and cancellation of shares
Cancellation of shares
Stock cancelled for issuance of series B
Series B shares issued Service award
Public OTCB

Projection of Fully Issued and Outstanding Shares
Total Stockholders Equity in US$
Total stockholder Equity

Qinghai Sanjiang A Power Agriculture Co. Ltd. (Qinghai SJAP)

Front Gate & the Corporate Office which is now almost completed

The new Cattle houses

Most of the cattle are Hereford

Visit of the Provernce Governor and City Mayor

Rolling and baling of the pasture

The packed livestock Feed

The organic fertilizer Manufacturing factory

Page 13

Enping Bi Tao A Power Fishery Development Co. Ltd. (BTAPF)

The Fish Farm (In door)

The Office and Staff Quarters at the Fish Farm

C4

Inside the Fish Farm

We have over 600 Mu of out door fish farms producing 600 Tons of fish / year

The HU Plantation & processing factory

The slepy cods

Page 14